UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2013

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23016	13-3714405
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Ident. No.)

11445 Cronhill Drive, Owing Mills, Maryland	21117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On January 7, 2013, Medifast, Inc. (the “Company”) announced the appointment of Timothy G. Robinson, 50, as the Company’s Chief Financial Officer, commencing on February 1, 2013. Prior to joining the Company, Mr. Robinson was Vice President, Business Operations for Canon Business Solutions, Inc. from 2008 – 2013, where he served as a key member of the executive team for this national office products subsidiary of Canon U.S.A. From 1995 to 2008, Mr. Robinson was Vice President, Finance & Administration for Canon Business Solutions-East, Inc. Mr. Robinson was Controller of Dupli-Fax, Inc. from 1989 to 1995 and was a Senior Emerging Business Consultant for Deloitte & Touche from 1985 to 1989. Mr. Robinson received his Bachelor of Science degree in accounting from Villanova University and is a Certified Public Accountant.

The material terms of Mr. Robinson’s employment with the Company are as follows:

•	Mr. Robinson will be paid an annual base salary of $300,000.

•	Mr. Robinson will be eligible to participate in the Company’s executive bonus plan which includes a target cash bonus potential of 60% of base salary and a maximum cash bonus of 120% of base salary and a target share award potential of 5,000 restricted shares and a maximum share award potential of 10,000 restricted shares, each based on the Company’s 2013 performance.

•	Mr. Robinson will be eligible to receive a grant of 4,000 restricted shares each year over the next 3 years.

•	To the extent that Mr. Robinson is not paid a 2012 bonus by his former employer, the Company will provide Mr. Robinson with a one-time sign on bonus in the amount of $30,000.

•	If Mr. Robinson’s employment is terminated by the Company without cause, Mr. Robinson will be eligible to receive severance equal to twelve months of his base salary and bonus payable for the year in which his employment is terminated.

•	Mr. Robinson will be eligible for the Company’s standard executive relocation benefits and will be eligible to participate in the standard benefit programs offered by the Company to its executives.

Item 7.01	Regulation FD Disclosure

On January 7, 2013 the Company issued a press release announcing the appointment of Mr. Robinson as set forth in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished with this Form 8-K as Exhibit 991. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on January 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.
Dated: January 7, 2013

/s/ Jason L. Groves
Executive Vice President, General Counsel